UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 10, 2006
Horizon Offshore, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	001-16857 (Commission File Number)	76-0487309 (IRS Employer Identification No.)

2500 CityWest Boulevard, Suite 2200, Houston, Texas (Address of principal executive offices)	77042 (Zip Code)
(713) 361-2600
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURE
INDEX TO EXHIBIT
First Amendment to Revolving Credit and Security Agreement
Second Amendment to Revolving Credit and Security Agreement

Item 1.01. Entry Into a Material Definitive Agreement.
     On August 10, 2006, Horizon Offshore, Inc., together with certain of its subsidiaries, entered into a First Amendment to Revolving Credit and Security Agreement (the “First Amendment”) with PNC Bank, National Association, as agent and lender. The First Amendment increases the borrowing sublimit available for letters of credit under the existing Revolving Credit and Security Agreement (the “Credit Agreement”) from $10 million to $23 million. On August 16, 2006, these parties entered into a Second Amendment to the Credit Agreement (the “Second Amendment”) to further increase this borrowing sublimit under the Credit Agreement to $25 million.
     The First Amendment and the Second Amendment are filed as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference. The foregoing descriptions of the First Amendment and the Second Amendment are qualified in their entirety by reference to such Exhibits.
Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits.

10.1	First Amendment to Revolving Credit and Security Agreement, dated and effective as of August 10, 2006, by and between Horizon Offshore, Inc., Horizon Offshore Contractors, Inc., HOC Offshore, S. de R.L. de C.V., Horizon Marine Contractors (Malaysia) Sdn. Bhd., PT Horizon Offshore Indonesia, Horizon Marine Construction (Mauritius) Ltd., Horizon Marine Construction Ltd. and PNC Bank, National Association, as agent and lender.

10.2	Second Amendment to Revolving Credit and Security Agreement, dated and effective as of August 16, 2006, by and between Horizon Offshore, Inc., Horizon Offshore Contractors, Inc., HOC Offshore, S. de R.L. de C.V., Horizon Marine Contractors (Malaysia) Sdn. Bhd., PT Horizon Offshore Indonesia, Horizon Marine Construction (Mauritius) Ltd., Horizon Marine Construction Ltd. and PNC Bank, National Association, as agent and lender.

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HORIZON OFFSHORE, INC.
By:	/s/ Ronald D. Mogel
Ronald D. Mogel
Vice President and Chief Financial Officer

Date: August 16, 2006

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INDEX TO EXHIBIT
10.1	First Amendment to Revolving Credit and Security Agreement, dated and effective as of August 10, 2006, by and between Horizon Offshore, Inc., Horizon Offshore Contractors, Inc., HOC Offshore, S. de R.L. de C.V., Horizon Marine Contractors (Malaysia) Sdn. Bhd., PT Horizon Offshore Indonesia, Horizon Marine Construction (Mauritius) Ltd., Horizon Marine Construction Ltd. and PNC Bank, National Association, as agent and lender.

10.2	Second Amendment to Revolving Credit and Security Agreement, dated and effective as of August 16, 2006, by and between Horizon Offshore, Inc., Horizon Offshore Contractors, Inc., HOC Offshore, S. de R.L. de C.V., Horizon Marine Contractors (Malaysia) Sdn. Bhd., PT Horizon Offshore Indonesia, Horizon Marine Construction (Mauritius) Ltd., Horizon Marine Construction Ltd. and PNC Bank, National Association, as agent and lender.